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                                                                      Exhibit 24
                                                                      ----------

                            ALLFIRST FINANCIAL INC.

                               Power of Attorney
                               -----------------


     Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Allfirst Financial Inc. (the "Company"), hereby appoints Frank P. Bramble, Susan C. Keating, Jerome W. Evans and Robert L. Carpenter, Jr., and each of them, with full power of substitution and re-substitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes: To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, the Annual Report on Form 10-K for the year ended December 31, 1999, and any amendments or supplements thereto, and to file the same with the Securities and Exchange Commission.

     This power of attorney shall be effective as of the date written opposite the signature of each of the undersigned and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.

/s/ Frank P. Bramble                         January 18, 2000
---------------------------------------
Frank P. Bramble
Chairman of the Board and
Director


/s/ Susan C. Keating                         January 18, 2000
---------------------------------------
Susan C. Keating
President, Chief Executive
Officer and Director


/s/ Jerome W. Evans                          January 18, 2000
--------------------------------------
Jerome W. Evans
Executive Vice President and
Chief Financial Officer


/s/ Robert L. Carpenter, Jr.                 January 18, 2000
---------------------------------------
Robert L. Carpenter, Jr.
Senior Vice President and
Controller
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/s/ Sherry F. Bellamy                        January 18, 2000
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Sherry F. Bellamy
Director


/s/ James T. Brady                           January 18, 2000
----------------------------------
James T. Brady
Director


/s/ Benjamin L. Brown                        January 18, 2000
----------------------------------
Benjamin L. Brown
Director


/s/ Michael D. Buckley                       January 18, 2000
----------------------------------
Michael D. Buckley
Director

/s/ Jeremiah E. Casey                        January 18, 2000
----------------------------------
Jeremiah E. Casey
Director


/s/ J. Owen Cole                             January 18, 2000
----------------------------------
J. Owen Cole
Director


/s/ Edward A. Crooke                         January 18, 2000
----------------------------------
Edward A. Crooke
Director


/s/ John F. Dealy                            January 18, 2000
----------------------------------
John F. Dealy
Director


/s/ Mathias J. Devito                        January 18, 2000
----------------------------------
Mathias J. DeVito
Director


/s/ Jerome W. Geckle                         January 18, 2000
----------------------------------
Jerome W. Geckle
Director


/s/ Frank A. Gunther, Jr.                    January 18, 2000
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Frank A. Gunther, Jr.
Director


/s/ Margaret M. Heckler                      January 18, 2000
------------------------------------
Margaret M. Heckler
Director


/s/ Lee H. Javitch                           January 18, 2000
----------------------------------
Lee H. Javitch
Director


/s/ Gary Kennedy                             January 18, 2000
------------------------------------
Gary Kennedy
Director


/s/ William T. Kirchhoff                     January 18, 2000
----------------------------------
William T. Kirchhoff
Director


/s/ Henry J. Knott, Jr.                      January 18, 2000
----------------------------------
Henry J. Knott, Jr.
Director


/s/ Andrew Maier II                          January 18, 2000
----------------------------------
Andrew Maier II
Director


/s/ Thomas P. Mulcahy                        January 18, 2000
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Thomas P. Mulcahy
Director


__________________________________           January 18, 2000
Morton I. Rapoport
Director


/s/ R. Champlain Sheridan                    January 18, 2000
----------------------------------
R. Champlin Sheridan
Director

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